Schedule of Components of Income Tax Expense (Benefit) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Loss for the year before income tax	$ (41,000)	$ (302,000)	$ (274,425)
Expected income tax recovery based on statutory rate	(9,000)	(106,000)	(92,000)
permanent differences	44,000	(104,000)	200,000
Change in taxe rate	5,360,000	210,000	(108,000)
changes in benefit of tax assets not recognized	(5,395,000)	0	0
Income Tax Reconciliation, Other Reconciling Items	$ 0	$ 0	$ 0